                                                                       EXHIBIT 1

                                  $100,000,000

                              R&G CAPITAL TRUST III

         _% CUMULATIVE MONTHLY INCOME TRUST PREFERRED SECURITIES

                                AGENCY AGREEMENT




                                                              August _, 2003



POPULAR SECURITIES, INC.
Banco Popular Center, 10th Floor
Hato Rey, Puerto Rico 00918

Ladies and Gentlemen:

         R&G CAPITAL TRUST III, (the "Issuer" or the "Trust") a statutory trust created under the Delaware Statutory Trust Act, proposes to sell an aggregate principal amount of $100,000,000 of its Trust Preferred Securities (the "Preferred Securities") to the Puerto Rico Conservation Trust Fund ("Conservation Trust"), in connection with the issuance by Conservation Trust of its Secured Notes Due 2033 (the "CT Notes"). The Preferred Securities shall be dated, shall bear interest at the rates per annum and shall be subject to mandatory redemption, as described in the Prospectus (as defined below). The CT Notes will be payable solely from amounts payable by the Trust on the Preferred Securities and the Preferred Securities will be pledged as collateral to the trustee of the CT Notes. The Preferred Securities shall be guaranteed by R&G Financial Corporation (the "Company" and the "Guarantor") to the extent set forth in the Prospectus (as defined below), with respect to the distributions and amounts payable upon liquidation and redemption, pursuant to the Preferred Securities Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date (as defined below), executed and delivered by the Guarantor and the Wilmington Trust Company, a Delaware banking corporation as trustee (the "Guarantee Trustee"), for the benefit of the holder of the Preferred Securities. The proceeds from the sale of the Preferred Securities to the Conservation Trust will be aggregated with the entire proceeds from the sale by the Issuer to the Company of the Common Securities of the Issuer (the "Common Securities") and will be used by the Issuer to purchase the _____% subordinated debentures (the "Debentures") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration"), among the Company and the trustees named therein (the "Trustees"). The Debentures will be issued pursuant to a Junior Subordinated Indenture (the "Indenture"), among the Company and the Wilmington Trust Company, as trustee (the


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                                       2


"Indenture Trustee"). You have agreed to act as placement agent (the "Agent") in connection with the sale of the Preferred Securities to Conservation Trust, and as representative of the underwriters (the "Underwriters") in connection with the sale of the CT Notes to the public. References to the Agent shall be deemed to include the Agent in its role as representative of the Underwriters.

         The Issuer and the Company jointly and severally hereby confirm as follows its agreements with you:

         1.       Sale of Notes: Compensation of Agent.

                  (a) The Issuer will sell the Preferred Securities to Conservation Trust at a purchase price of $___________. Conservation Trust will in turn issue and sell the CT Notes to the Underwriters in accordance with the terms of a Purchase Agreement being executed simultaneously herewith (the "Purchase Agreement"). The CT Notes will be offered by the Underwriters by means of an offering circular of Conservation Trust (the "Offering Circular") that will include as an attachment a Prospectus of the Issuer described below. Prior to the date hereof, Conservation Trust and the Issuer have delivered to the Agent a preliminary offering circular of Conservation Trust (the "Preliminary Offering Circular") that includes as an attachment a preliminary prospectus dated July _____, 2003.

                  (b) Because the proceeds from the sale of the Preferred Securities shall be used to purchase the Debentures from the Company, as compensation for its services hereunder, the Company will pay to the Agent a nonrefundable fee equal to $_________, which shall be fully earned upon the delivery of the Preferred Securities on the Closing Date (as such term is defined below).

         2. Delivery and Payment. Delivery of the Preferred Securities shall be made to Banco Popular de Puerto Rico, as trustee for the CT Notes, against payment of the purchase price by wire transfer of immediately available funds to the bank account designated by the Company. Such payment shall be made at 10:00 a.m., New York City time, on the third full business day following the date of this Agreement, or at such other time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and Conservation Trust (such date is hereinafter referred to as the "Closing Date"). Delivery of the other documents, required to be delivered as provided herein, shall be made at the offices of______________________________________ _________,_____________________, San
Juan, Puerto Rico.

         3. Representations and Warranties. Each of the Issuer and the Company, jointly and severally represents, warrants and covenants to the Agent and each of the Underwriters that:

                  (a) The Company and the Issuer as co-registrant with the Company, meet the requirements for use of Form S-3 and a registration statement (Registration No. 333-_________________________) on Form S-3 with respect to the Preferred Securities, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement,


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                                       3


has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. No stop order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below) has been issued, and, to the Company's knowledge, no proceeding for that purpose has been instituted or threatened by the Commission. The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Preferred Securities included at any time as part as part of the foregoing registration statement or any amendment thereto before it became effective under the Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Agent. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective , a final prospectus relating to the Preferred Securities containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations has been or will be so prepared and filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). The term "Registration Statement" means such registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed by virtue of Rule 430A of the Rules and Regulations to be included in such Registration Statement at the Effective Date and any prospectus supplement filed thereafter with the Commission and shall include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The term "Prospectus" means, collectively, the prospectus together with any prospectus supplement, in the respective forms they are filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Any references herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any Preliminary Prospectus or the Prospectus, as the case may be, that is incorporated therein by reference. For purposes of this Agency Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical (except to the extent permitted by Regulation S-T) to any Prospectus delivered to the Agent for use in connection with the offering of the Preferred Securities by the Company.

                  (b) Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus, on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the



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                                       4


Commission and at the Closing Date conformed or will conform in all material respects with the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the Rules and Regulations; each part of the Registration Statement (excluding any prospectus supplement with respect to an offering of securities other than the offering of the Preferred Securities contemplated hereby), when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus, on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the foregoing shall not apply to the statements in or omissions from any such document in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by the Agent, or by any Underwriter through the Agent, specifically for use in the preparation thereof. The Company has not distributed any offering material in connection with the offering or sale of the Preferred Securities other than the Registration Statement, any Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.


                  (c) The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), as applicable.


                  (d) The issuer has been duly formed and is validly existing in good standing as a statutory trust under Delaware law with power and authority to own property and conduct its business as described in the Preliminary Prospectus. All of the outstanding beneficial interests of the Issuer have been duly authorized and validly issued and are fully paid and nonassessable undivided beneficial interests in the assets of the Issuer; the holders of such beneficial interests of the Issuer have no preemptive or other rights to acquire Preferred Securities or Common Securities and there are no restrictions on transfers of the securities.

                  (e) The Declaration has been duly authorized; and when the Preferred Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Declaration will have been duly executed and delivered and will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

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                                       5


                  (f) The Guarantee Agreement has been duly authorized; and when the Preferred Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Guarantee Agreement will have been duly executed and delivered and will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (g) The Preferred Securities have been duly authorized; when the Preferred Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Preferred Securities will (i) have been validly issued and fully paid, (ii) represent nonassessable undivided beneficial interest in the assets of the Issuer, (iii) be entitled to the benefits set forth in the Declaration and (iv) conform to the description thereof contained in the Registration Statement, the Preliminary Prospectus and any amendment or supplement to such Registration Statement or such Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

                  (h) The Common Securities have been duly authorized; when the Common Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Common Securities will (i) have been validly issued and fully paid, (ii) represent nonassessable undivided beneficial interest in the assets of the Issuer, (iii) be entitled to the benefits set forth in the Declaration and (iv) conform to the description thereof contained in the Registration Statement, the Preliminary Prospectus and any amendment or supplement to such Registration Statement or such Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and the holders of the Common Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware; and at the Closing Date, all of the issued and outstanding Common Securities of the Issuer will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (i) The only directly or indirectly controlled subsidiaries of the Company (each, a "Subsidiary" and collectively, the "Subsidiaries") are those listed on Exhibit A hereto. Except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or as acquired in connection with the exercise of its rights as a creditor, or pursuant to a bona fide collateral pledge arrangement, neither the Company nor any Subsidiary owns, or at the Closing Date, will own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company has been and, at the Closing Date, will be duly organized and validly existing as a corporation under the laws of the Commonwealth of Puerto Rico and is and, at the Closing Date, will be in good standing with the Commonwealth of Puerto Rico. The Company is and will be as of the Closing Date registered with the Board of Governors of the Federal Reserve System (the "Federal Reserve") as a bank holding company under the Bank Holding Company Act of 1936

(the "BHCA") and its election to be treated as a financial holding company under the BHCA is and will remain in full force and effect. Each of the Subsidiaries is and, at the Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company and its Subsidiaries is and, at the Closing Date, will be duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business or use of its property and assets, makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, prospects or business affairs of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

                  (j) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive or similar rights. The Debentures to be issued and sold by the Company will be, upon such issuance and payment therefor, duly authorized, valid, binding and enforceable obligations of the Company. The Company has, and, upon completion of the sale of the Debentures, will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The description of the securities of the Company in the Registration Statement, the Preliminary Prospectus and the Prospectus (if required) is, and at the Closing Date will be, complete and accurate in all respects. No holders of securities of the Company are entitled to have such securities registered under the Registration Statement, except where such rights have been waived.

                  (k) The consolidated financial statements and the related notes of the Company included in the Registration Statement or incorporated therein by reference and the Prospectus present fairly the financial condition of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations, and cash flows of the Company and its Subsidiaries for the periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods involved. PricewaterhouseCoopers LLP (the "Accountants"), who have reported on those financial statements and related notes which have been audited, are independent accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable and published rules and regulations.

                  (1) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.



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                                       7


                  (m) Except as set forth in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement the Preliminary Prospectus and the Prospectus (if required) and prior to the Closing Date, (i) there has not been, and will not have been, any material adverse change in the business, properties, financial condition, net worth or results of operations of the Company and its Subsidiaries considered as one enterprise, (ii) neither the Company nor any of its Subsidiaries have entered into, or will have entered into any material transactions other than pursuant to this Agreement, and (iii) the Company has not, and will not have, paid or declared any dividends or other distributions of any kind on any class of its capital stock, except for the payment or declaration of quarterly dividends on the Company's common stock (the "Common Stock") and the payment and declaration of monthly dividends on the Company's outstanding preferred stock in the ordinary course of its business.

                  (n) The Company and each of its Subsidiaries have good and marketable title to all properties and assets described in the Registration Statement, including the documents incorporated by reference therein, and the Prospectus, as owned by it, free and clear of all liens, security interests, restrictions, pledges, encumbrances, charges, equities, claims, easements, leases and tenancies (collectively, "Encumbrances") other than those described in the Registration Statement, or in the documents incorporated by reference therein, and Prospectus or those that will not materially affect the value of such properties and assets or will not interfere with the use made and proposed to be made of such properties and assets. The Company and each of its Subsidiaries have valid, subsisting and enforceable leases for the properties and assets described in the Registration Statement, or in the documents incorporated by reference therein, and Prospectus as leased by them, free and clear of all Encumbrances, other than those described in the Registration Statement, or in the documents incorporated by reference therein, and the Prospectus, or those that will not materially affect the value of such properties and assets or will not interfere with the use made and proposed to be made of such properties and assets.

                  (o) Neither the Issuer nor the Company is and, after giving effect to the offering and sale of the Preferred Securities and the Debentures and the application of the proceeds thereof as described in the Prospectus, neither of them will be, required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (p) Except as set forth in the Registration Statement, or incorporated therein by reference, and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no actions, suits, arbitrations, claims, governmental or other proceedings (formal or informal), or investigations pending or threatened against or affecting the Company or any of its Subsidiaries, or any directors, officers or shareholders of the Company or any of its Subsidiaries in their respective capacities as such, or any of the properties or assets owned or leased by the Company or any of its Subsidiaries, before or by any Federal, state or Commonwealth of Puerto Rico court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body"), wherein an unfavorable ruling, decision



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                                        8

or finding would adversely affect the business, prospects, financial condition, net worth or results of operations of the Company and its Subsidiaries taken as a whole and would be required to be disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, or regulation, or any order, judgment, or decree, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or when such violations or defaults, in the aggregate, do not now have and can reasonably be expected in the future not to have a material adverse effect upon the operations, business, properties, or assets of the Company and its Subsidiaries taken as a whole; nor is the Company or any Subsidiary presently required under any order, judgment or decree to take any action in order to avoid any such violation or default.

                  (q) The Company and each of its Subsidiaries have and, at the Closing Date, will have all governmental licenses, permits, consents, orders, approvals, franchises, certificates and other authorizations (collectively, "Licenses") necessary to carry on their respective businesses and own or lease their respective properties as contemplated in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company and each of its Subsidiaries have and, at the Closing Date, will have complied in all material respects with all laws, regulations and orders applicable to it or its business, assets and properties, except for such violations, individually or in the aggregate which are not reasonably expected to have a material adverse effect upon the operations, business properties or assets of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is, nor, at the Closing Date, will be in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term, covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which they are a party or by which their respective properties are bound or affected, the violation of which would individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or the earnings, prospects or business affairs of the Company and its Subsidiaries taken as a whole. There are no governmental proceedings or actions pending or threatened for the purpose of suspending, modifying or revoking any License held by the Company or its Subsidiaries.

                  (r) No consent, approval, authorization or order of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the Preferred Securities by the Issuer or in connection with the issuance and sale of Debentures by the Company, except such as have been obtained and such as may be required under the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Preferred Securities.



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                                       9


                  (s) Both the Issuer and the Company have full power (corporate and other) and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by each of the Issuer and the Company and constitutes a valid and binding agreement of each of them and is enforceable against any of them in accordance with its terms, except as rights to indemnity and contribution which may be limited by federal, state or Commonwealth of Puerto Rico securities laws or the public policy underlying such laws. Except as disclosed in the Registration Statement and the Prospectus, the execution, delivery and the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Issuer, the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of, or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of the Issuer's or the Company's obligations under, or result in the acceleration of any obligation under, (i) the Certificate of Incorporation or By-laws of the Company, in each case as amended, or the Declaration or (ii) any contract or other agreement to which the Issuer, the Company or any of the Subsidiaries is a party or by which it or any of the respective assets or properties are bound or affected, the violation of which would individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or the earnings, prospects or business affairs of the Issuer, the Company and its Subsidiaries, taken as a whole, or
(iii) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Issuer, the Company or any of the Subsidiaries or their respective businesses or properties, the violation of which would individually or in the aggregate have a material adverse effect on the financial condition, or the earnings, prospects or business affairs of the Issuer, the Company and its Subsidiaries, taken as a whole.

                  (t) No statement, representation, or warranty made by each of the Issuer and the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Agent was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                  (u) Neither the Issuer, the Company nor any of its directors, officers or affiliates, has taken, nor will he, she or it, take directly or indirectly, any action designed, or which might reasonably be expected in the future, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or otherwise.

                  (v) Neither the Issuer, the Company nor any of its Subsidiaries is involved in any collective labor dispute with its employees nor is any such dispute threatened or imminent.

                  (w) Neither the Issuer, the Company nor any of its Subsidiaries nor, to their best knowledge, any employee or agent of the Issuer, the Company or any Subsidiary has made, received or retained any payment of funds of the Issuer, the Company or any Subsidiary in violation of any law, rule or regulation which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (x) The business, operations and facilities of the Issuer, the Company and its Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state, or the Commonwealth of Puerto Rico or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto; and neither the Issuer, the Company nor any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources), except where failure to so comply would not have a material adverse effect on the financial condition, or the earnings or business affairs of the Issuer, the Company and its Subsidiaries taken as a whole. The intended use and occupancy of each of the facilities owned or operated by the Issuer, the Company and its Subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations, and there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on, or access to such facilities.

                  (y) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any failure to file which would not have a material adverse effect on the financial condition of the Company.

                  (z) The Company meets the requirements for use of Rule 415 under the Rules and Regulations.

                  (aa) The deposit accounts of R&G Premier Bank, a Subsidiary of the Company ("R&G Premier") and R&G Crown Bank, a Subsidiary of the Company ("R&G Crown"), are insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC") to the legal maximum, and no proceeding for the termination or revocation of such insurance is pending or threatened. R&G Premier and R&G Crown are members in good standing of the Federal Home Loan Bank of New York.

                  (bb) None of the Issuer, the Company or their affiliates, or any of their respective directors or officers, is subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to its business or operations except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (cc) The Company is engaged in trade or business in Puerto Rico. The Company derived more than 20% of its gross income from Puerto Rico sources for the three year period ending with the close of the Company's taxable year ended on December 31, 2002.

                  (dd) The Company and each subsidiary has fulfilled its respective obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employee of the Company or any subsidiary are eligible to participate and each such plan is in compliance with the presently applicable provisions of ERISA and such regulations and published interpretations, except for any failure to fulfill any such obligations, or failure to comply, that singly or in the aggregate would not have a material adverse effect upon the operations, business, properties, or assets of the Company and its Subsidiaries taken as a whole. Non of the Company or any subsidiary has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course) or to any plan under Title IV of ERISA, except for any such liability that would not have a material adverse effect upon the operations, business, properties, or assets of the Company and its Subsidiaries taken as a whole.

                  (ee) The Company is not a "passive foreign investment company"("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and does not anticipate that it will become a PFIC in the foreseeable future.

         4. Agreements of the Company and the Issuer. Each of the Company and the Issuer jointly and severally agree with the Agent and each of the Underwriters as follows:

                  (a) The Company and the Issuer will not during such period as the Prospectus is required by law to be delivered in connection with sales of the CT Notes by any underwriter or dealer (the "Prospectus Delivery Period"), file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Agent within a reasonable period of time prior to the filing thereof and the Agent shall not have objected thereto in good faith.

                  (b) The Company and the Issuer will use their best efforts to cause the Registration Statement to become or remain effective through the completion of the Underwriters' distribution of the CT Notes, and will notify the Agent promptly, and will confirm such advice in writing, (i) of the preparation and filing (subject to Section 4(a)) of any post-effective amendment and when any such post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the suspension of the qualification or registration of the Preferred Securities for offering or sale in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose, (v) of the happening of any event during the Prospectus Delivery Period that in the judgment of the Company or the Issuer makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading, and (vi) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission or any jurisdiction shall threaten to issue, or shall issue, any order suspending the effectiveness of the Registration Statement or suspending the qualification or registration of the Preferred Securities for sale in any jurisdiction, the Company and the Issuer will make every reasonable effort to prevent the issuance of such order and, if such an order should be issued, to obtain the withdrawal of such order at the earliest possible moment. The Company and the Issuer will use their best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Agent promptly of all such filings.

                  (c) If, at any time when a Prospectus relating to the Preferred Securities is required to be delivered under the Act, any event occurs as a result of which, in the judgment of the Company or the Issuer or in the opinion of counsel to the Underwriters, the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Agent thereof and, subject to Section 4(b) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (d) The Company will furnish to the Agent, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Agent, without charge, for transmittal to each of the Underwriters, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                  (e) The Company and the Issuer will comply with all the provisions of all undertakings contained in the Registration Statement.

                  (f) During the Prospectus Delivery Period, the Company will promptly furnish to the Underwriters, without charge, as many copies of each preliminary prospectus, the Prospectus (containing the Prospectus Supplement) and any amendment or supplement thereto as the Underwriters may from time to time reasonably request. The Company consents to the use of the Prospectus, as amended or supplemented from time to time, by the Underwriters and by all dealers to whom the CT Notes may be sold, both in connection with the offering or sale of the CT Notes and, thereafter, during the Prospectus Delivery Period, if during the Prospectus Delivery Period any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if, in the reasonable opinion of counsel to the Underwriters, it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto. Except as required by the Exchange Act or the Exchange Act Rules and Regulations, the Company shall not file any document under the Exchange Act before the termination of the Prospectus Delivery Period if such document would be deemed to be incorporated by reference into the Prospectus to which the Agent reasonably objects.

                  (g) During the period of five years commencing on the Closing Date, the Company will furnish to the Agent, and each other Underwriter who may so request, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Agent, and each other Underwriter who may so request, a copy of each annual or other report it shall be required to file with the Commission.

                  (h) The Company will make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (i) The Issuer and the Company will apply the net proceeds from the offering and sale of the Preferred Securities and the Debentures, respectively, in the manner set forth in the Prospectus under "Use of Proceeds."

                  (j) The Issuer and the Company will enter into a Supplement to Agency Agreement in the form attached hereto as Exhibit B.

          5.      Expenses.

                  (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Agent, all costs and expenses incidental to the performance of the obligations of the Company under this Agreement, including, but not limited to, costs and expenses of or relating to (i) the preparation and filing by the Company of the Registration Statement and exhibits thereto, each Preliminary Prospectus prior to or during the period specified in the first sentence of Section 4(f) but not exceeding nine (9) months after the Effective Date, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as maybe requested for use in connection with the offering and sale of the CT Notes by the Underwriters or by dealers to whom CT Notes may be sold, (iii) any filings required to be made by the Underwriters with the NASD, (iv) counsel and accountants to the Company, (v) the reasonable fees and disbursements of the trustee for the Notes, including its legal expenses, and (vi) the transfer agent for the CT Notes; it being understood that the Company and Conservation Trust will share the costs of printing the Preliminary Offering Circular and the Offering Circular (including the Prospectus) and all amendments thereto.

                  (b) If the transactions contemplated by this Agreement are not consummated or if this Agreement is terminated by the Company pursuant to any of the provisions hereof, the Company will reimburse the Agent and the Underwriters for all of their accountable out-of-pocket fees and expenses (including the fees, disbursements and other charges of their counsel) incurred by them in connection herewith.


         6. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter under the Purchase Agreement and the consummation of the transaction contemplated hereunder are subject to the following conditions:

                  (a) All filings required under Rule 424 and 430A of the Rules and Regulations to be made by the Company and the Issuer prior to the Closing shall have been made by the Company or the Issuer, as the case may be.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Preferred Securities under the securities or blue sky laws of any jurisdiction shall be in effect, and no proceeding for such purposes shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the

Prospectus shall have been filed unless a copy thereof was first submitted to and approved by the Agent, and the Agent shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company or Treasurer (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of the foregoing clauses (i), (ii) and (iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, properties, management, financial condition or results of operations of the Company whether or not arising from transactions in the ordinary course of business, and (ii) the Company shall not have sustained any material loss or interference with its business, assets or properties from fire, explosion, flood or other casualty, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement or the Prospectus.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Issuer or any of their respective officers, directors or shareholders in their capacities as such, or any of its assets or properties, before or by any Governmental Body in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, financial condition, net worth or results of operations of the Company or the Issuer.

                  (e) Each of the representations and warranties of each of the Issuer and the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date, shall have been fully performed, fulfilled or complied with.

                  (f) The Agent shall have received an opinion from Patton Boggs, Washington, DC Counsel for the Company, each dated as of the Closing Date, in form and substance satisfactory to the Agent.

                  (g) The Agent shall have received an opinion, dated the Closing Date, from Pietrantoni Mendez & Alvarez LLP, counsel to the Underwriters, which opinion shall be satisfactory in all respects to the Agent.

                  (h) The Agent shall have received an opinion, dated the Closing Date of [________________], counsel to the Wilmington Trust Company in form and substance reasonably satisfactory to counsel.

                  (i) Concurrently with the execution and delivery of this Agreement the Accountants shall have furnished to the Agent a letter, dated the date of its delivery (the "Original Letter"), addressed to the Agent and in form and substance satisfactory to the Agent, to the effect that:

                           (i) they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

                           (ii) in their opinion, the consolidated financial statements of the Company and its Subsidiaries audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the published rules and regulations thereunder with respect to registration statements on Form S-3;

                           (iii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of
         (a) reading the minutes of meetings of the stockholders and the Board of Directors of the Company and its Subsidiaries since December 31, 2002 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of the Original Letter; (b) reading the unaudited interim financial data for the period from the date of the latest balance sheet incorporated by reference in the Prospectus to the date of the latest available interim financial data; and (c) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention (as of a date not more than five business days prior to the date of the delivery of such letter) as a result of the foregoing procedures that caused them to believe that: (1) at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of the Original Letter there was any change in the capital stock, deposits, federal funds purchased or securities sold under agreements to repurchase or any decreases in the consolidated stockholders' equity (only as to the latest interim financial data) of the Company and its Subsidiaries as compared with amounts shown in the December 31, 2002 balance sheet incorporated by reference in the Prospectus and (2) for the period from December 31, 2002, to the latest interim financial data available which should be no later than forty (40) days prior to the date of delivery of the Original Letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net interest income, other income, income before taxes or in the total or per share amounts of net income, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, or they shall state any specific changes or decreases; and

                           (iv)     they have compared specific amounts
         expressed in dollars (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Prospectus or Prospectus Supplement, which has been obtained from accounting records that are subject to the internal controls of the Company's accounting system or which has been derived directly from such accounting records and analysis or computation, with the results obtained from inquiries or reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results.

                         At the Closing Date, the Accountants shall have
furnished to the Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five business days prior to the Closing Date, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date.

                        In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Agent deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Agent, make it impractical or inadvisable to proceed with the purchase and delivery of the Preferred Securities as contemplated by the Registration Statement and the Prospectus, as amended as of the date hereof.

                  (j) At the Closing Date, there shall be furnished to the Agent an officer's certificate, dated the date of its delivery, signed by each of the Chief Executive Officer or President and the Chief Financial Officer or Treasurer of the Company and the Trustees of the Trust, in form and substance satisfactory to the Agent, to the effect that to the best of their knowledge:

                                    (i)      Each signer of such certificate has
         carefully examined the Registration Statement and the Prospectus and
         (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

                                    (ii)     Each of the representations and
         warranties of the each of the Issuer and the Company contained in this Agreement, were, when originally made, and are, at the time such certificate is delivered, true and correct in all respects; each of the covenants required herein to be performed by any of them on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with, on or prior to the delivery of such certificate has been duly, timely and fully complied with; and

                                    (iii)    No stop order suspending the
         effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission.

                  (k) The Company and the Issuer shall have furnished to the Agent such certificates, letters and other documents, in addition to those specifically mentioned herein, as the Agent may have reasonably requested as to the accuracy and completeness at the Closing Date, of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

                  (1) The Agent shall have received copies, duly certified by the Secretary or an Assistant Secretary of the Company of the resolutions or other corporate actions adopted or taken by the Company in connection with the transactions contemplated herein.

                  (m) The Agent shall have received a copy of the certificate of incorporation of the Company, as amended, certified as of a recent date by the appropriate officer of the Commonwealth, together with certificates dated as of a recent date from the Secretary of State of the Commonwealth as to the existence and good standing of the Company under the laws of the Commonwealth and copies of the by-laws of the Company certified by the Secretary or an Assistant Secretary of the Company. The Agent shall further have received a copy of the Declaration, the Indenture and the Guarantee Agreement relating to the Issuer.

                  (n) The Underwriters shall have received such other documentation, certificates and opinions as may be reasonably required by the Underwriters.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Agent. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as the Agent shall reasonably request.

         7.         Indemnification and Contribution.

                  (a) Each of the Issuer and the Company, joint and severally, agree to indemnify and hold harmless the Agent, each Underwriter, the directors, officers, employees and agents of the Agent or each Underwriter and each person, if any, who controls the Agent or each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal, state or Commonwealth of Puerto Rico statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company or the Issuer in Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, or any application or other document, or any amendment or supplement thereto, executed by the Company or the Issuer or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Preferred Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Agent and each Underwriter and each such other person for any legal or other expenses reasonably incurred by such Agent or Underwriter or such other person in connection with investigating defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability is based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to the Agent or any Underwriter furnished in writing to the Company by the Agent on behalf of any Underwriter expressly for inclusion therein, or for any information contained in the Preliminary Offering Circular or Offering Circular for the CT Notes other than under the headings identified above and other than in the preliminary prospectus supplement, prospectus supplement or Prospectus for the Preferred Securities attached to the Preliminary Offering Circular or the Offering Circular, provided, further, that such indemnity with respect to any Preliminary Prospectus or Preliminary Offering Circular shall not inure to the benefit of any Underwriter (or any such other person) from whom the person asserting any such loss, claim, damage, liability or action purchased Preferred Securities or CT Notes which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus and Offering Circular (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Preferred Securities or CT Notes to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus or Preliminary

Offering Circular that was corrected in the Prospectus and Offering Circular (or any amendment or supplement thereto), unless such failure to deliver the Prospectus and Offering Circular (as amended or supplemented) was the result of noncompliance by the Company with Section 4(f). This indemnity agreement will be in addition to any liability that the Company might otherwise have. The Company will not, without the prior written consent of the Agent and each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such other person from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless each of the Company and the Issuer, the directors, officers, employees and agents of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities (or actions in respect thereof) to which any of them may become subject under the Act or other federal, state or Commonwealth of Puerto Rico statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus or any Application or under the headings "Plan of Distribution" in the Preliminary Offering Circular and Offering Circular or material fact required to be stated therein or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus or under the headings "Plan of Distribution" in the Preliminary Offering Circular and Offering Circular, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Agent expressly for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. The Company acknowledges that, for all purposes under this Agreement, the statements relating to the Underwriters set forth under the heading "Plan of Distribution" in the Prospectus and in the Offering Circular constitute the only information relating to any Underwriter furnished in writing to the Company by the Agent on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular or the Offering Circular. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party or parties under this Section 7, notify such indemnifying party or parties of the commencement thereof, but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party under the foregoing provisions of this Section 7 or otherwise unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against an indemnified party and it notifies an indemnifying party or parties of its commencement, the indemnifying party or parties against which a claim is made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate counsel (in addition to the fees and expenses of local counsel necessary in connection with any such proceedings) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Agent in the case of paragraph (a) of this
Section 7, representing the indemnified parties under paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the written consent of the indemnifying party, unless such indemnified party waived its rights under this Section 7 in which case the indemnified party may effect such a settlement without such consent.

                  (d) If the indemnification provided for in the foregoing paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Preferred Securities or (ii) if, but only if, the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Issuer, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Preferred Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in connection with the sale of the CT Notes. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent on behalf of the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities (or actions in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the total underwriting discounts received by it with respect to the CT Notes purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act will have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this Section 7(d), notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation(s) it or they may have hereunder or otherwise than under this paragraph (d) or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of each of the Company and the Issuer contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Preferred Securities or the CT Notes and payment therefor or (iii) any termination of this Agreement.

        8. Termination. This Agreement may be terminated by the Agent at any time prior to the Closing Date, by notice to the Company, without liability on the part of the Agent or any Underwriter to the Company if, prior to delivery and payment for the Preferred Securities, in the sole judgment of the Agent, (i) trading in the common stock or the preferred stock of the Company or securities generally shall have been suspended by the Commission or by the Nasdaq or NYSE, (ii) minimum or maximum prices shall have been established for the common stock or the preferred stock of the Company or securities generally on either the Nasdaq or the NYSE, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such market or exchange or by order of the Commission or any court or other Governmental Authority,
(iii) a general banking moratorium shall have been declared by the United States, New York State, or Commonwealth of Puerto Rico authorities, or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Agent, impracticable or inadvisable to market the CT Notes on the terms and in the manner contemplated by the Offering Circular. Any termination pursuant to Section 8 shall be without liability of any party to any other party except as provided in Sections 5(a) and 7.

         9. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of each of the Company, its officers, the Issuer, and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 7 hereof and (ii) delivery of and payment for the Preferred Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         10. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 280 Jesus T. Pinero Avenue, San Juan, Puerto Rico 00918, Attention: Joseph R. Sandoval, Executive Vice President and Chief Financial Officer, or (b) if to the Underwriters, to the office of the Agent, Banco Popular Center, Suite 1020, Hato Rey, Puerto Rico 00918, Attention: President. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

        11. Successors. This Agreement shall inure to the benefit of, and shall be binding upon the Agent, the several Underwriters, the Company, the Issuer and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of each of the Company and the Issuer contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control the Agent or any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 7 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of CT Notes from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

         12. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PUERTO RICO, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.



                                                     Very truly yours,

                                        R&G CAPITAL TRUST III





                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:


                                        R&G FINANCIAL CORPORATION




                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:


Confirmed as of the date first above mentioned:

POPULAR SECURITIES, INC.



By:
   -----------------------------------------
Name:
Title:


Acting on its behalf as Agent in the placement of the Preferred Securities with Conservation Trust and as lead underwriter of the several Underwriters named in
Schedule 1 hereof in connection with the sale of the CT Notes.

                             SCHEDULE 1 UNDERWRITERS


                                                 CT NOTES TO BE PURCHASED
Popular Securities, Inc.                                 $
                                                         $
                                                         $
                                                         $
                                                         $

Total:

                                       A-l

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES

                                       B-l


                                   EXHIBIT B
                         SUPPLEMENT TO AGENCY AGREEMENT

         SUPPLEMENT TO AGENCY AGREEMENT dated August __, 2003, among R&G Financial Corporation ("R&G Financial"), R&G Capital Trust III ("Trust III"), the Puerto Rico Conservation Trust Fund ("Conservation Trust"), and Popular Securities, Inc. (the "Agent"), as agent in connection with the sale of Trust III's ___% Commutative Monthly Income Trust Preferred Securities (the "Preferred Securities") to Conservation Trust, and as representative of the underwriters in connection with the purchase by such underwriters of Conservation Trust's Secured Notes due 2033 (the "CT Notes").

         Reference is made to the Agency Agreement dated as of the date hereof (the "Agency Agreement") between R&G Financial, Trust III and the Agent, which is hereby incorporated by reference as if fully set forth herein, and to the Purchase Agreement dated as of the date hereof (the "Purchase Agreement") between Conservation Trust and the Agent. In consideration of the agreements, representations and agreements contained herein, the parties agree as follows:


         1. Subject to compliance by R&G Financial and Trust III with its agreements, and subject to the fulfillment of the conditions, set forth in the Agency Agreement, Conservation Trust hereby agrees to purchase the Preferred Securities on the Closing Date set forth in the Agency Agreement at a purchase price equal to $_______________________.

         2. R&G Financial and Trust III hereby agree with Conservation Trust and with the Agent that Conservation Trust shall have the benefit of the representations and warranties made by R&G Financial and Trust III in the Agency Agreement.

         In witness whereof, the parties have caused this supplement to be executed by its duly authorized representatives as of the date first written above.


R&G FINANCIAL CORPORATION


By:
   ---------------------------------
Name:
Title:

R&G CAPITAL TRUST III



By:
   -----------------------------------------------
Name:
Title:



PUERTO RICO CONSERVATION TRUST FUND



By:
   -----------------------------------------------
Name:
Title:


POPULAR SECURITIES, INC.



By:
   -----------------------------------------------
Name:
Title: